UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 2003

                                  ELINEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                     76-0478045
     (STATE OR OTHER JURISDICTION                         (IRS EMPLOYER
          OF INCORPORATION)                             IDENTIFICATION NO.)


                7240 BRITTMOORE, SUITE 118, HOUSTON, TEXAS 77041
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 713-896-0500

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.   ACQUISITION OF ASSETS

     On July 31, 2003, NewBridge Technologies, Inc. ("NewBridge")`` was acquired by eLinear, Inc. ("eLinear"), a U.S. public company. eLinear issued 850,000 shares of its common stock and an option to purchase 300,000 shares of common stock at exercise prices ranging from $0.50 to $1.70 per share in exchange for 100% of the outstanding common stock of NewBridge.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
  NewBridge Technologies, Inc.
  Houston, Texas

We have audited the accompanying balance sheet of NewBridge Technologies, Inc., formerly MMGD, Inc. as of December 31, 2002, and the related statements of operations, stockholders' equity (deficit), and cash flows for the period from inception, February 20, 2002, through December 31, 2002. These financial statements are the responsibility of NewBridge's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NewBridge Technologies, Inc. as of December 31, 2002, and the results of its operations and cash flows for the period from inception, February 20, 2002, through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.





Malone & Bailey, PLLC
www.malone-bailey.com
Houston, Texas

December 9, 2003

                          NEWBRIDGE TECHNOLOGIES, INC.
                              (formerly MMGD, Inc.)
                                  BALANCE SHEET
                                December 31, 2002


                              ASSETS

Current assets:
  Cash                                                      $ 12,514
  Accounts receivable, trade - net of $6,000 allowance for
    doubtful accounts                                        144,930
  Inventory                                                   25,170
  Other                                                        1,500
                                                            ---------
    Total current assets                                     184,114

Property and equipment, net of accumulated
    depreciation of $1,431                                    13,551
                                                            ---------

                                                            $197,665
                                                            =========


            LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Line of credit                                            $ 38,000
  Accounts payable                                           164,325
  Accrued liabilities                                          8,426
  Advances from stockholder                                    7,000
                                                            ---------
    Total current liabilities                                217,751
                                                            ---------

Stockholders' deficit:
  Common stock, no par value, 1,000,000 shares
    authorized, 1,000,000 shares issued and outstanding       13,400
  Accumulated deficit                                        (33,486)
                                                            ---------
    Total stockholders' deficit                              (20,086)
                                                            ---------

Total liabilities and stockholders' deficit                 $197,665
                                                            =========

See accompanying summary of accounting policies and notes to financial statements.

                          NEWBRIDGE TECHNOLOGIES, INC.
                              (formerly MMGD, Inc.)
                             STATEMENT OF OPERATIONS
            For the Period from Inception, February 20, 2002, through
                                December 31, 2002


Revenue                               $  418,986
Cost of goods sold                       311,212
                                      -----------
    Gross profit                         107,774
                                      -----------

Costs and expenses:
  General and administrative             133,990
  Bad debt expense                         6,000
                                      -----------
    Total costs and expenses             139,990
                                      -----------
Loss from operations                     (32,216)
                                      -----------

Interest expense                          (1,270)
                                      -----------

Net loss                              $  (33,486)
                                      ===========

Net loss per share:
  Basic and diluted                   $    (0.03)
                                      ===========

Weighted average shares outstanding:
  Basic and diluted                    1,000,000
                                      ===========

See accompanying summary of accounting policies and notes to financial statements.

                          NEWBRIDGE TECHNOLOGIES, INC.
                              (formerly MMGD, Inc.)
                       STATEMENT OF STOCKHOLDERS' DEFICIT
            For the Period from Inception, February 20, 2002, through
                                December 31, 2002



                                         Common Stock    Accumulated
                                       Shares    Amount    Deficit     Total
                                      ---------  -------  ---------  ---------

Issuance of common stock to founders  1,000,000  $13,400  $     --   $ 13,400

Net loss                                     --       --   (33,486)   (33,486)
                                      ---------  -------  ---------  ---------

Balances, December 31, 2002           1,000,000  $13,400  $(33,486)  $(20,086)
                                      =========  =======  =========  =========


See accompanying summary of accounting policies and notes to financial statements.

                            NEWBRIDGE TECHNOLOGIES, INC.
                               (formerly MMGD, Inc.)
                              STATEMENT OF CASH FLOWS
             For the Period from Inception, February 20, 2002, through
                                 December 31, 2002



CASH FLOWS FROM OPERATING ACTIVITES:
Net loss                                                                 $ (33,486)
Adjustments to reconcile net loss to cash used in operating activities:
  Depreciation                                                               1,431
  Bad debt expense                                                           6,000
Changes in operating assets and liabilities:
  Accounts receivable                                                     (150,930)
  Inventory                                                                (25,170)
  Other current assets                                                      (1,500)
  Accounts payable and accrued expenses                                    172,751
                                                                         ----------
NET CASH USED IN OPERATING ACTIVITIES                                      (30,904)
                                                                         ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                                     (14,982)
                                                                         ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from line of credit                                              38,000
  Sale of common stock to founders                                          13,400
  Advances from stockholder                                                  7,000
                                                                         ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                   58,400

NET INCREASE IN CASH                                                        12,514
Cash, beginning of period                                                       --
                                                                         ----------
Cash, end of period                                                      $  12,514
                                                                         ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Payment of interest                                                      $   1,270
                                                                         ==========


See accompanying summary of accounting policies and notes to financial statements.

                          NEWBRIDGE TECHNOLOGIES, INC.
                              (formerly MMGD, Inc.)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS AND BASIS OF PRESENTATION

NewBridge Technologies, Inc. ("NewBridge" or the "Company") was incorporated in Texas on February 20, 2002 as MMGD, Inc. and changed its name on August 7, 2003 to NewBridge Technologies, Inc. NewBridge is a Houston-based corporation which provides structured wiring solutions, that include complete cabling services for voice, video and data communications needs using fiber optics and CAT and RG copper wiring as well as wireless solutions. The Company's services include project planning, infrastructure design, layouts , equipment selection and installations. The Company's services also provide small business telephone systems and complete service on small business NT networks. The majority of NewBridge's business is in Texas. NewBridge does business as Digital Living Solutions and Dynamic LAN Services.

INVENTORY

Inventory consists of equipment and cable purchased for specific jobs that is stored at NewBridge's location until delivery to the job site. Inventory is valued at the lower of cost or market using the average cost method.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is computed over the estimated useful lives of the assets using the straight-line method for financial reporting purposes. Maintenance and repairs are charged to expense as incurred.

REVENUE RECOGNITION

NewBridge generally provides services under contracts that range from 30 to 90 days in duration. Revenue is recognized as services are provided and materials are delivered, in accordance with customer contracts.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

Earnings are charged with a provision for doubtful accounts based on a current review of the collectability of accounts. Accounts deemed uncollectible are applied against the allowance for doubtful accounts.

INCOME TAXES

The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using anticipated tax rates and laws that will be in effect when the differences are expected to reverse. The realizability of deferred tax assets are evaluated annually and a valuation allowance is provided if it is more likely than not that the deferred tax assets will not give rise to future benefits in the Company's tax returns.

INCOME PER COMMON SHARE

The basic net income (loss) per common share is computed by dividing the net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net income (loss) per common share is computed by dividing the net income (loss) applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. During 2002, NewBridge did not have any dilutive securities outstanding.

MANAGEMENT'S ESTIMATES AND ASSUMPTIONS

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

COMPREHENSIVE LOSS

Comprehensive loss is defined as all changes in stockholders' equity, exclusive of transactions with owners, such as capital investments. Comprehensive loss includes net income or loss, changes in certain assets and liabilities that are reported directly in equity such as translation adjustments on investments in foreign subsidiaries, and certain changes in minimum pension liabilities. NewBridge's comprehensive loss was equal to its net loss for all periods presented in these financial statements.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

NewBridge does not expect the adoption of recently issued accounting pronouncements to have a significant impact on NewBridge's results of operations, financial position or cash flow.

NOTE 2 - PROPERTY AND EQUIPMENT

At December 31, 2002, property and equipment consisted of the following:

                                              Useful
                                              Lives    Amount
                                             --------  -------
     Computer equipment                            3   $   887
     Equipment                                     5    14,095
                                                      --------
                                                       14,982
     Less: accumulated depreciation                    (1,431)
                                                      --------
                                                      $13,552
                                                      ========

NOTE 3 - LINE OF CREDIT

At December 31, 2002, NewBridge had a $50,000 line of credit with a bank, of which $38,000 was outstanding at December 31, 2002. Amounts outstanding on this facility accrue interest and was payable monthly at the bank's prime rate of 4.75% at December 31, 2002, plus 2%. The line of credit matured in January 2003 and the loan was repaid by NewBridge.

NOTE 4 - INCOME TAXES

NewBridge has had losses since inception and therefore has no income tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The net operating loss carry-forward is approximately $33,000 at December 31, 2002, and will expire in 2022. NewBridge recorded an increase in the valuation allowance of $11,144 in 2002.


     Components of deferred tax assets and liabilities at December 31, 2002 are as follows:


     Deferred tax liabilities                  $     --
     Deferred tax assets:
       Net operating loss carryforward            9,144
       Bad debt allowance                         2,000
                                               ---------
                                                 11,144
     Valuation allowance                        (11,144)
                                               ---------
       Net deferred tax asset                  $     --
                                               =========

NOTE 5 - CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject NewBridge to concentration of credit risk are accounts receivable. NewBridge performs ongoing credit evaluations as to the financial condition of its customers. Generally, no collateral is required. Three customers accounted for 80% of accounts receivable balances at December 31, 2002.

NOTE 6 - REVENUE FROM MAJOR CUSTOMERS

A summary of NewBridge's revenues from major customers for the period from inception, February 20, 2002 through December 31, 2002 was approximately:


     Customer A                                     $103,768
     Customer B                                       57,968
     Customer C                                       48,736
     Customer D                                       44,112
                                                    --------
         Totals                                     $254,584
                                                    ========

NOTE 7 - SUBSEQUENT EVENTS

On July 31, 2003, NewBridge was acquired by eLinear, Inc. ("eLinear"), a U.S. public company. NewBridge stockholders' received 850,000 shares of eLinear common stock and an option to purchase 300,000 shares of eLinear common stock at exercise prices ranging from $0.50 to $1.70 per share in exchange for 100% of NewBridge's common stock.

                           NEWBRIDGE TECHNOLOGIES, INC.
                              (formerly MMGD, Inc.)
                                  BALANCE SHEET
                                  June 30, 2003
                                   (Unaudited)


                        ASSETS

Current assets:
  Cash                                                      $  9,083
  Accounts receivable, trade - net of $6,000 allowance for
    doubtful accounts                                        106,686
  Other                                                        1,000
                                                            ---------
    Total current assets                                     116,769

Property and equipment, net                                   14,338
                                                            ---------

Total assets                                                $131,107
                                                            =========


           LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Accounts payable and accrued liabilities                  $119,804
  Advances from NetView                                       51,000
  Advances from stockholder                                    7,000
                                                            ---------
    Total current liabilities                                177,804
                                                            ---------

Stockholders' deficit:
  Common stock, no par value, 1,000,000 shares
    authorized, 1,000,000 shares issued and outstanding       13,400
  Accumulated deficit                                        (60,097)
                                                            ---------
    Total stockholders' deficit                              (46,697)
                                                            ---------

Total liabilities and stockholders' deficit                 $131,107
                                                            =========

See accompanying notes to financial statements.

                          NEWBRIDGE TECHNOLOGIES, INC.
                              (formerly MMGD, Inc.)
                            STATEMENTS OF OPERATIONS
           For the Six Months Ended June 30, 2003 and the Period from
               Inception, February 20, 2002, through June 30, 2002
                                   (Unaudited)



                                          2003         2002
                                       -----------  -----------

Revenue                                $  302,447   $  123,795
Cost of goods sold                        213,949       70,432
                                       -----------  -----------
Gross profit                               88,498       53,363

General and administrative                113,263       33,368
                                       -----------  -----------

Income (loss) from operations             (24,765)      19,995

Interest expense                           (1,846)        (176)
                                       -----------  -----------

Net income (loss)                      $  (26,611)  $   19,819
                                       ===========  ===========


Net income (loss) per share:
  Basic and diluted                    $    (0.03)  $     0.02
                                       ===========  ===========

Weighted average shares outstanding:
  Basic and diluted                     1,000,000    1,000,000
                                       ===========  ===========

See accompanying notes to financial statements.

                          NEWBRIDGE TECHNOLOGIES, INC.
                              (formerly MMGD, Inc.)
                            STATEMENTS OF CASH FLOWS
           For the Six Months Ended June 30, 2003 and the Period from
               Inception, February 20, 2002, through June 30, 2002
                                   (Unaudited)


                                                           2003       2002
                                                         ---------  ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                        $(26,611)  $ 19,819
Adjustments to reconcile income (loss) to cash used in
  operating  activities:
  Depreciation                                              2,179         --
Changes in operating assets and  liabilities:
  Accounts receivable                                      38,244    (61,308)
  Other current assets                                     25,670     (1,395)
  Accounts payable and accrued expenses                   (52,947)    18,895
                                                         ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES                     (11,625)   (23,795)
                                                         ---------  ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                     (2,966)    (9,605)
                                                         ---------  ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from (payments on) line of credit              (38,000)    13,000
  Sale of common stock to founders                             --     13,400
  Advances from stockholder and NetView                    51,000      7,000
                                                         ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                  13,000     33,400
                                                         ---------  ---------

NET DECREASE IN CASH                                       (3,431)        --
Cash, beginning of period                                  12,514         --
                                                         ---------  ---------
Cash, end of period                                      $  9,083   $     --
                                                         =========  =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:
Payment of interest                                      $  1,270   $    176
                                                         =========  =========

See accompanying notes to financial statements.

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of NewBridge Technologies, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained elsewhere in this Form 8-K filing. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year 2002 as reported elsewhere in this filing, have been omitted.

(b)  Pro Forma Financial Information

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to eLinear's acquisition of NewBridge Technologies, Inc. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2003 assumes that the acquisition was consummated on June 30, 2003, and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002 and for the six months ended June 30, 2003 assumes that the acquisition occurred on January 1, 2002.

On July 31, 2003, eLinear issued 850,000 shares of its common stock and an option to purchase 300,000 shares of common stock at exercise prices ranging from $0.50 to $1.70 per share in exchange for 100% of the outstanding common stock of NewBridge. This transaction was accounted for using the purchase method of accounting and resulted in goodwill totaling $1,195,601. The pro forma adjustments included in the following unaudited pro forma condensed consolidated financial statements represent a preliminary determination of the purchase price allocation based on available information, and there can be no assurance that the actual adjustments will not differ significantly from such pro forma adjustments.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that would have occurred if the acquisition had been consummated as of the indicated dates or of the results that may occur in the future.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of eLinear, together with the related notes thereto.

                                             eLINEAR, INC.
                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                          As of June 30, 2003




                                               eLinear      NewBridge     Pro Forma
                                              Historical    Historical   Adjustments         Pro Forma
                                             ------------  ------------  ------------       -----------
                   ASSETS
Current assets:
  Cash                                       $   223,044   $     9,083                      $  232,127
  Accounts receivable, trade                   1,569,034       106,686                       1,675,720
  Other                                          157,373         1,000                         158,373
                                             ------------  ------------                     -----------
    Total current assets                       1,949,451       116,769                       2,066,220

Goodwill                                         429,843            --     1,195,601   (1)   1,625,444
Other                                             13,429            --                          13,429
Property and equipment, net                       39,522        14,338                          53,860
                                             ------------  ------------                     -----------

                                             $ 2,432,245   $   131,107                      $3,758,953
                                             ============  ============                     ===========


       LIABILITIES AND STOCKHOLDERS'
             EQUITY (DEFICIT)
Current liabilities:
  Accounts payable and accrued liabilities   $ 1,510,556   $   119,804                      $1,630,360
  Advances from NetView                               --        51,000       (51,000)  (2)          --
  Advances from stockholder                       21,775         7,000                          28,775
                                             ------------  ------------                     -----------
    Total current liabilities                  1,532,331       177,804                       1,659,135
                                             ------------  ------------                     -----------

Long-term debt due to officers                   369,479            --                         369,479

Stockholders' equity (deficit):
  Common stock and additional
    paid in capital                            1,047,087        13,400     1,186,504   (3)   2,246,991
  Accumulated deficit                           (516,652)      (60,097)       60,097   (3)    (516,652)
                                             ------------  ------------                     -----------
    Total stockholders' equity (deficit)         530,435       (46,697)                      1,730,339
                                             ------------  ------------                     -----------
Total liabilities and stockholders' equity
(deficit)                                    $ 2,432,245   $   131,107                      $3,758,953
                                             ============  ============                     ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                           eLINEAR, INC.
                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                               For the Year Ended December 31, 2002



                                         eLinear      NewBridge     Pro Forma
                                        Historical    Historical   Adjustments         Pro Forma
                                       ------------  ------------  ------------       ------------

Revenue                                $ 7,733,119   $   418,986                      $ 8,152,105
Cost of goods sold                       6,757,097       311,212                        7,068,309
                                       ------------  ------------                     ------------
Gross profit                               976,022       107,774                        1,083,796

General and administrative                 765,698       139,990                          905,688
                                       ------------  ------------                     ------------
Income (loss) from operations              210,324       (32,216)                         178,108
                                       ------------  ------------                     ------------

Interest expense                           (10,930)       (1,270)                         (12,200)
                                       ------------  ------------                     ------------

Income (loss) before income taxes          199,394       (33,486)                         165,908

Pro forma income tax expense                    --            --       (62,000)  (4)      (62,000)
                                       ------------  ------------                     ------------

Net income (loss)                      $   199,394   $   (33,486)                     $   103,908
                                       ============  ============                     ============

Net income per share:
  Basic and diluted                    $      0.02                                    $      0.01
                                       ============                                   ============

Weighted average shares outstanding:
  Basic and diluted                     12,961,979                                     13,811,979
                                       ============                                   ============

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                        eLINEAR, INC.
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                             For the Six Months Ended June 30, 2003



                                        eLinear      NewBridge     Pro Forma
                                       Historical    Historical   Adjustments        Pro Forma
                                      ------------  ------------  -----------       ------------

Revenue                               $ 6,615,256   $   302,447                     $ 6,917,703
Cost of goods sold                      5,437,785       213,949                       5,651,734
                                      ------------  ------------                    ------------
Gross profit                            1,177,471        88,498                       1,265,969

General and administrative              1,330,688       113,263                       1,443,951
                                      ------------  ------------                    ------------
Loss from operations                     (153,217)      (24,765)                       (177,982)

Interest expense                           (6,187)       (1,846)                         (8,033)
                                      ------------  ------------                    ------------

Loss before income taxes                 (159,404)      (26,611)                       (186,015)

Pro forma income tax benefit                   --            --        62,000  (4)       62,000
                                      ------------  ------------                    ------------

Net loss                              $  (159,404)  $   (26,611)                    $  (124,015)
                                      ============  ============                    ============

Net loss per share:
  Basic and diluted                   $     (0.01)                                  $     (0.01)
                                      ============                                  ============

Weighted average shares outstanding:
  Basic and diluted                    14,030,260                                    14,880,260
                                      ============                                  ============

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following pro forma adjustments to the unaudited pro forma condensed consolidated financial statements give effect to the acquisition of 100% of the outstanding common stock of NewBridge Technologies, Inc. by eLinear, Inc. eLinear issued 850,000 shares of common stock valued at $935,000 using the stock price on the date issued and options to purchase 300,000 shares of common stock, exercisable at prices ranging from $0.50 to $1.70 per share, valued at $274,000 using the Black-Scholes pricing model.

The pro forma adjustments are as follows:

(1) To reflect the increase in goodwill related to the acquisition of NewBridge. The fair value of NewBridge's net assets was approximately $14,000 with the remaining amount of the purchase price allocated to goodwill.

(2)  To reflect the elimination of a pre-merger loan from eLinear to NewBridge.

(3) To eliminate historical stockholders' equity in NewBridge and reflect the issuance of common stock.

(4) To reflect pro forma income tax expense. eLinear was acquired (for accounting purposes) by NetView Technologies , Inc. ("NetView") in April 2003 resulting in all historical financial information of the Registrant (eLinear) reflecting NetView, the accounting acquiror. NetView was an S-Corporation for Federal income tax purposes and therefore, reported no income tax expense in 2002.



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c) Exhibits:     None



Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


eLinear, Inc.



/s/  Kevan Casey
---------------------------
Kevan Casey
Chief Executive Officer

December 19, 2003




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